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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                 April 23, 2003


                            AMB FINANCIAL CORPORATION
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             (Exact name of Registrant as specified in its Charter)


         Delaware                         0-23182                 35-1905382
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(State or other jurisdiction       (Commission File No.)        (IRS Employer
      of incorporation)                                      Identification No.)


         8230 Hohman Avenue, Munster, Indiana                       46321
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       (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code: (219) 836-5870
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                                       N/A
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          (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS

     On April 23, 2003, AMB Financial Corp. ("AMB") issued the attached press releases one announcing the payment of a cash dividend and the second announcing a five-for-four split in the form of a 25 percent stock dividend.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (a) Exhibits

            99. Press releases dated April 23, 2003.
                Section-906-Certification















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     SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       AMB FINANCIAL CORPORATION


Date: April 23, 2003                   By: /s/ Clement B. Knapp
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                                           Clement B. Knapp, Jr.
                                           President and Chief Executive Officer


Date: April 23, 2003                   By: /s/ Daniel T. Poludniak
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                                           Daniel T. Poludniak, Vice President,
                                           Treasurer and Chief Financial Officer